UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 3, 2012
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Street Sierra Blanca, TX (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 3, 2012, Texas Rare Earth Resources Corp., (the “Registrant”) issued a press release (the “Press Release”) announcing the following:  (1) an update to the economics of the Registrant’s Round Top Project (the “Round Top Project”); (2) a description of the opportunities to improve the net present value of the Round Top Project; (3) an introduction of an enhanced vat leech flow chart; (4) the Registrant’s intent to engage its independent experts to prepare twin updated studies; (5) the planned dividend of “Texas Gold and Silver”; (6) management’s plan to lift the current insider trading “blackout” on October 5, 2012; and (7) the early exercise of one million common share warrants by the Registrant’s non-executive chairman, John Tumazos.  A copy of the Press Release is attached to this current report on Form 8-K as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Press Release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

On October 3, 2012, the Registrant issued an investor presentation (the “Investor Presentation”) regarding the following:  (1) an update to the economics of the Round Top Project; (2) a description of the opportunities to improve the net present value of the Round Top Project; (3) an introduction of an enhanced vat leech flow chart; and (4) a description of the Registrant’s planned dividend of “Texas Gold and Silver”.  A copy of the Investor Presentation is attached to this current report on Form 8-K as Exhibit 99.2.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Investor Presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the Securities and Exchange Commission pursuant to Regulation FD.

99.1	Press release dated October 3, 2012
99.2	Investor Presentation dated October 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: October 3, 2012	By:	/s/ Daniel Gorski Daniel Gorski Chief Executive Officer

EXHIBIT INDEX

The following Exhibits relating to 7.01 is intended to be furnished to, not filed with, the Securities and Exchange Commission pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated October 3, 2012
99.2	Investor Presentation dated October 3, 2012